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                                    UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): November 20, 1996

                         METROPOLITAN ASSET FUNDING, INC.
                      (Exact name of registrant as specified
                          in its organizational documents)

        DELAWARE                     333-11447                (APPLIED FOR)
------------------------         ----------------          -------------------
(State of incorporation)         (Commission File           (I.R.S. Employer
                                      Number)              Identification No.)

  929 West Sprague Avenue, Spokane, Washington                    99204
  (Address of principal executive offices)                       Zip Code

   Registrant's telephone number, including area code:      (509-838-3111)

                                  NOT APPLICABLE
         (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS.

          This report is being filed for the purpose of filing certain computional materials used by the underwriters in connection with the Registrant's registration statement on Form S-3, file number 333-11447.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits

               99.1 Computational Materials
               99.2 Computational Materials
               99.3 Computational Materials
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       METROPOLITAN ASSET FUNDING, INC.

Date: November 20, 1996                By /s/ TOM TURNER
                                          ------------------------------
                                          Tom Turner, President

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                                 INDEX TO EXHIBITS


Exhibit No.          Description
-----------          -----------

  99.1               Computational Materials
  99.2               Computational Materials
  99.3               Computational Materials